EXHIBIT INDEX

                                                                 Sequentially
  Exhibit No.                Exhibit                              Number Page

  5      Opinion of James F.  Stutts, Vice President and General
         Counsel of Dominion Resources, Inc. (filed herewith).

  23(i)  Consent of Deloitte & Touche LLP (filed herewith).

  23(ii) Consent of James F.  Stutts, Vice President and General
         Counsel of Dominion Resources, Inc. (contained in Exhibit 5).

  24 Powers of attorney (on the signature page of this Form S-8 and incorporated herein by reference).